Investor Meeting

June 24, 2008

Forward-Looking Statements

Agenda
•	Southern Union Company Overview
•	Creating Shareholder Value
•	2007 Accomplishments/Recent Announcements
•	Segment Information & Growth Drivers
•	2008 Financial Outlook
•	Conclusion
•	Appendix

Southern Union Company Overview

Southern Union Transformation

Map of Operations

Business Segments

Transportation & Storage
•	Vast pipeline network with access to diverse supply sources and growing markets
•	Approximately 15,000 miles of interstate pipelines with transportation capacity of 7.8 Bcf/d
•	North America’s largest liquefied natural gas (LNG) import terminal with peak send out of 2.1 Bcf/d and storage of 9 Bcf
•	Interests in approximately 100 Bcf of storage

Gathering & Processing
•	Extensive system in the prolific Permian Basin
•	Approximately 4,800 miles of pipelines
•	Five processing plants (four active) with a capacity of 470 MMcf/d
•	Eight treating plants (five active) with a capacity of 765 MMcf/d

Distribution & Other
•	Distribution serves approximately 550,000 customers in Missouri and Massachusetts
•	PEI Power Corporation owns interests in and operates 70 MW of generating assets which supply electricity into the PJM Grid

Creating Shareholder Value

Value Creation
•	Value creation will come from:
o	Organic growth projects
o	Strategic initiatives
o	Prudent financial management

Organic Growth Projects
•	Vast pipeline network with access to multiple supply sources and diverse markets will help fuel organic growth
•	Analyze trends in the natural gas industry to identify opportunities
•	Recent open seasons:
o	FGT Phase VIII expansion
o	FGT Pascagoula lateral to serve GulfLNG Energy, LLC import terminal
o	Longville –Henry Hub expansion on Trunkline Gas
•	Southern Union Gas Services is well positioned to capture potential opportunities resulting from the development of the West Texas Barnett Shale

Strategic Initiatives
•	Evaluate and pursue market opportunities
o	Strategic acquisitions
o	Partnership or joint venture opportunities
•	Continue to evaluate market conditions for creating an MLP for gathering and processing assets

Prudent Financial Management
•	Preservation of investment grade ratings is important for:
o	Lower financing costs/eliminates collateral requirements
o	Improves rate making and regulatory relationships
•	Free cash flow may be used for:
o	Organic growth projects
o	Share repurchases
o	Increased dividends
▪	SUG recently announced 50% increase in annual dividend effective 4Q07 to $.60 per share from $.40 per share
o	Debt repayment
•	Actively manage operating expenses

2007 Accomplishments & Recent Announcements

Significant Events - 2007
•	Completed Trunkline Field Zone expansion with capital cost, excluding capitalized interest, of $255MM and EBITDA of $30 to $37MM
•	Completed FGT Phase VII expansion with capital cost of $60MM and EBITDA of $10MM
•	Successfully completed rate case filings at both LDC properties
•	Increased annual cash dividend by 50% to $.60 per share

Recent Announcements
·	Increased Trunkline IEP project cost, excluding capitalized interest, to $365 million and EBITDA to $60 to $65 million
·	Florida Gas Transmission announced $2.1 billion Phase VIII expansion with a spring 2011 in-service date o Over 85% of capacity already contracted for 25 year terms
•	Announced 2008 EBITDA guidance of $850 to $890 million, EPS guidance of $1.80 to $1.90 per share and capital expenditures guidance of $510 to $575 million
•	Announced several additions to SUGS’ hedging program

Transportation & Storage

Transportation & Storage Assets

T&S Growth Drivers

Trunkline Field Zone Expansion

Trunkline LNG: Infrastructure Enhancement Project

FGT Phase VIII Expansion

FGT Phase VIII Expansion Timeline

FGT Pascagoula Lateral

Gathering & Processing

Map of Operations

SUGS Overview
·	Located in prolific, long-lived Permian Basin
·	Approximately 4,800 miles of gas and liquids pipelines covering 16 counties in West Texas/Southeast New Mexico
·
Two fully-integrated midstream systems connected via high-pressure pipeline network
              o North System: Jal and Keystone
              o South System: Coyanosa, Mi Vida, Tippett and Grey Ranch
              o Integration: 24-inch high-pressure pipeline

·	Four active cryogenic plants and five active treating plants
·	Attractive downstream markets
o Residue: California, Mid-Con, Texas
o NGLs: Mont Belvieu
·	Attractive contract mix – 96% + POP / Fee-based

North System
·
Consists of the Jal and Keystone Systems
              o Large diameter predominately low pressure pipelines
              o Wellhead volume of 243,000 MMBtu/d of 5.0 GPM sour gas
              o 220 MMcf/d cryogenic plant capacity
              o 21,800 bbls/d NGL production
              o 40 tons/d sulfur plant capacity
              o Recent compression and high pressure pipeline upgrades
              o Completion of sour gas 16-inch transfer line in June 2007

South System
·
Consists of the Mi Vida, Coyanosa and Tippett Systems
             o High pressure integrated sweet and sour gas gathering system
             o Wellhead volume 348,000 MMBtu/d
             o 190 MMcf/d cryogenic processing capacity
             o Plant inlet of 175 MMcf/d of 3.5 GPM gas producing 11,500 bbls/d of NGLs
             o 370 MMcf/d treating capacity with 115 MMcf/d current throughput
             o Third Party Processing 18.8 MMcf/d

·	Grey Ranch System o High CO2 gathering and treating system o Earn fixed fee for removing CO2 volumes o 87 MMcf/d current throughput o Expect significant volume growth

High Pressure Transfer System

Diversified, Active Producer Portfolio

Gas Supply – Contract Risk Mitigation
·	Eliminated keep whole exposure
·	Changed gas pricing mechanism – FOM to Gas Daily o Removed remaining keep whole risk from POP contracts o Removed risk from daily volume swings
·	Included producer indemnifications on capital intensive projects

Key Assumptions for 2008
·	Positive processing spread environment allows conversion of equity into 100% natural gas liquids
·	Equity volumes average 40,000 to 45,000 MMBtu/d (converted from NGL gallons to BTUs)
·	Normalized FF&U levels
·	Incorporates current hedging program

Hedged Positions
·	SUGS expects equity volumes for 2008 to be approximately 40,000 to 45,000 MMBtu/d of NGLs
·	Through a combination of swaps and put options on natural gas and NGL processing spreads, SUGS has a net effective price on 30,000 MMBtu/d of $15.02 for the balance of 2008
·	SUGS entered into a processing spread swap on 10,000 MMBtu/d at $7.10 for 2008
·	SUGS entered into swaps on 10,000 MMBtu/d of natural gas at $8.19 per MMBtu for 2009
·	SUGS entered into processing spread swaps on 20,000 MMBtu/d at $6.91 for 2009

G&P Growth Drivers

Growth Drivers
·	Aggressively pursue new business
·	Operating & maintenance expense management
·	Invest capital throughout the system to ensure efficiency
·	Exploit competitive advantages

SUGS Growth Projects
·
Deep Atoka Gas Development – Loving, Winkler and Ward Counties, Texas
              o Production peaked in 2007 at approximately 350MM/d
              o Anadarko and Chesapeake continue active drilling program
              o Initial per well delivery rates up to 40MMcf/d per well

· ·
  Eunice Area Expansion Projects – Lea County, New Mexico
                o Treating expansion project with acid gas injection well to be complete in 2008
                o Expect to connect additional growth volumes from Apache, Range, Bass and other active producers in 2008 and 2009
                o High margin, rich, sour, low pressure gas
 Grey Ranch Treating Expansion – Pecos County, Texas
                o Expand capacity from 90 MMcf/d to 180 MMcf/d
                o Partner drilling program adding significant volumes of 70% CO2 gas supporting expansion
                o Estimated completion in July 2008

·
West Texas Barnett Shale – Culberson, Reeves, Pecos & Jeff Davis Counties, TX
                o Over 2 MM acres have been leased in the area with little infrastructure for gas or NGLs
                o Over 40 evaluation wells have been drilled, are drilling or are permitted in the trend
                o Chesapeake has acquired over 800,000 acres and has an active exploratory program which has established commercial production in the area
                o Additional players include: EOG, Encana, Petro-Hunt, Burlington, Quicksilver and Southwestern Energy

Distribution & Other

Missouri Gas Energy

New England Gas Company
New England Gas Company is a local distribution company serving North Attleboro and Fall River, MA

·	Provides natural gas to 50,000 customers
·	Nearly 2,000 miles of main and service lines
·
NEGCO received a $4.6MM annual revenue increase in 2007
             o Settlement includes mechanisms to recover gas-cost related uncollectible expense, pension costs and other postretirement benefit costs
             o New rates phased in over eight-month period beginning August 1, 2007

2008 Outlook

Guidance and EBITDA Outlook
·
2008 earnings guidance
             o SUG’s earnings guidance range is $1.80 to $1.90 per share
             o Guidance range is driven by:
      ▪ Commodity price impact on unhedged gathering & processing volumes and operating efficiency
      ▪ Operating and maintenance expense containment
      ▪ Timing and amount of capital spending program

·	Expect significant EBITDA growth in 2009 from Trunkline IEP ($60MM to $65MM annualized)
·	Pro forma EBITDA, adjusted for impact of Trunkline IEP, is expected to be $80MM to $125MM or 10% to 15% greater than 2007

Pro forma EBITDA Guidance ($000,000s)

2008 Capital Expenditure Guidance ($000,000s)

2008 EBITDA by Segment
·	EBITDA from regulated assets accounts for approximately 80% of total providing stability to earnings and cash flows
·	EBITDA from SUGS is only 20% of total
·	SUGS actively manages its commodity exposure through hedging instruments

Conclusion

Summary
  ·  Compelling vision and clear strategic plan going forward
o Strategic transformation and value creation achieved
o Organic growth projects with clear visibility towards earnings growth and value creation
o MLP structure as a potential growth vehicle providing a lower cost of capital and strategic flexibility
o Balance preservation of investment grade credit ratings and return of capital to shareholders

Appendix

Company Facts

Reg. G Reconciliation